SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 24, 2003
                                                         ----------------


                               CYTOGEN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-14879                  222322400
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


650 College Road East, 3rd Floor, Princeton, NJ                         08540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



                                 (609) 750-8200
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Item 5.    Other Events and Required FD Disclosure.

Product Update and Conference Call

     On January 24, 2003, Cytogen Corporation (the "Company") issued a press release announcing that it provided DRAXIMAGE Inc. ("DRAXIMAGE"), the radiopharmaceutical subsidiary of DRAXIS Health Inc., with notice of termination of each of its License and Distribution Agreement and Product Manufacturing and Supply Agreement with respect to both of DRAXIS' BrachySeed(TM) I-125 and BrachySeed(TM) PD-103 products. Cytogen provided such notice of termination upon a determination that there is no reasonable expectation that DRAXIS can consistently supply the BrachySeed products at quantities, activity levels, and schedules amendable to commercial sale, which has negatively impacted Cytogen's ability to market such products. Such press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     On January 27, 2003, the Company issued a press release announcing that it will be hosting a conference call today, Monday, January 27, 2003, at 11:00 a.m. Eastern Time regarding this matter. To participate in the call, dial 877-356-8058 or 706-643-7672. This call is also being webcast and can be accessed through the Company's website at www.cytogen.com by selecting Investor Relations. A replay of the conference call will be available on the website for two weeks following the call and an audio replay will be available after the conference call and lasting until midnight, February 25, 2003, by calling 800-642-1687 or 706-645-9291 and entering the conference ID number 7914576. Such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     A copy of the script with respect to the conference call is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The foregoing descriptions of such press releases are qualified in their entirety by reference to each such document.

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits.

     (c)   Exhibits.

            Exhibit No.      Description
            -----------      -----------

               99.1          Press release of the Company dated January 24, 2003

               99.2          Press release of the Company dated January 27, 2003

               99.3          Script of conference call to be held on January 27,
                             2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Cytogen Corporation



                                      By:  /s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer


Date:  January 27, 2003